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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 Tax Exempt Securities Trust, New Jersey Trust 125 and New York Trust 152:

  We consent to the use of our report dated February 14, 1996 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York

February 14, 1996